UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

May 12, 2017

Date of Report (Date of earliest event reported)

CAPITAL ONE FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Commission File No. 1-13300

Delaware	54-1719854
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

1680 Capital One Drive, McLean, Virginia	22102
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:

(703) 720-1000

(Former name, former address and former fiscal year, if changed since last report)

(Not applicable)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 8.01.	Other Events.

On May 12, 2017, Capital One Financial Corporation (the “Company”) closed the public offering of $1,400,000,000 aggregate principal amount of its 2.500% Senior Notes due 2020 (the “2020 Fixed Rate Notes”), $500,000,000 aggregate principal amount of its Floating Rate Senior Notes due 2020 (the “Floating Rate Notes”) and $600,000,000 aggregate principal amount of its 3.750% Senior Notes due 2027 (the “New 2027 Fixed Rate Notes” and, together with the 2020 Fixed Rate Notes and the Floating Rate Notes, the “Notes”), pursuant to an underwriting agreement (the “Underwriting Agreement”) with Barclays Capital Inc., Citigroup Global Markets Inc., Morgan Stanley & Co. LLC and Capital One Securities, Inc., as representatives of the several underwriters listed therein. The New 2027 Fixed Rate Notes constitute an additional issuance of, and a single series with, the $750,000,000 aggregate principal amount of the Company’s 3.750% Senior Notes due 2027 that the Company issued on March 9, 2017. The Notes were issued pursuant to a Senior Indenture dated as of November 1, 1996 between the Company and The Bank of New York Mellon Trust Company, N.A., formerly known as The Bank of New York Trust Company, N.A. (as successor to Harris Trust and Savings Bank), as Indenture Trustee. The Notes have been registered under the Securities Act of 1933, as amended, by a registration statement on Form S-3 (File No. 333-203125).

The foregoing description of the Underwriting Agreement, Notes and other documents relating to this transaction does not purport to be complete and is qualified in its entirety by reference to the full text of these securities and documents, forms or copies of which are attached as exhibits to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Exhibit

1.1	Underwriting Agreement dated May 9, 2017

4.1	Senior Indenture dated as of November 1, 1996 between Capital One Financial Corporation and The Bank of New York Mellon Trust Company, N.A., formerly known as The Bank of New York Trust Company, N.A. (as successor to Harris Trust and Savings Bank), as trustee (incorporated by reference to Exhibit 4.1 of the Company’s Report on Form 8-K, filed on November 13, 1996)

4.2	Form of 2.500% Senior Note due 2020

4.3	Form of Floating Rate Senior Note due 2020

4.4	Form of 3.750% Senior Note due 2027 (incorporated by reference to Exhibit 4.4 of the Company’s Report on Form 8-K, filed on March 9, 2017)

5.1	Opinion of Gibson, Dunn & Crutcher LLP

23.1	Consent of Gibson, Dunn & Crutcher LLP (included in Exhibit 5.1)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL ONE FINANCIAL CORPORATION

Dated: May 12, 2017	By:	/s/ John G. Finneran, Jr.
John G. Finneran, Jr.
General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

1.1	Underwriting Agreement dated May 9, 2017

4.1	Senior Indenture dated as of November 1, 1996 between Capital One Financial Corporation and The Bank of New York Mellon Trust Company, N.A., formerly known as The Bank of New York Trust Company, N.A. (as successor to Harris Trust and Savings Bank), as trustee (incorporated by reference to Exhibit 4.1 of the Company’s Report on Form 8-K, filed on November 13, 1996)

4.2	Form of 2.500% Senior Note due 2020

4.3	Form of Floating Rate Senior Note due 2020

4.4	Form of 3.750% Senior Note due 2027 (incorporated by reference to Exhibit 4.4 of the Company’s Report on Form 8-K, filed on March 9, 2017)

5.1	Opinion of Gibson, Dunn & Crutcher LLP

23.1	Consent of Gibson, Dunn & Crutcher LLP (included in Exhibit 5.1)